Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$509,285,600 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2002-AR2

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Greenpoint Mortgage Funding, Inc.
Originator

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of July 1, 2002.

July 29, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $509,285,600 (approx.)
                              Washington Mutual MSC
               Mortgage Pass-Through Certificates, Series 2002-AR2
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

-----------------------------------------------------------------------------------------------------------------
                             Expected     Credit      Certificate
              Certificate    Ratings    Enhancement    Interest     Collateral   Collateral      Certificate
Class   MLG     Size (1)     S&P/Mdy      %age (2)       Rate          Type        Index            Type
-----------------------------------------------------------------------------------------------------------------
I-A       I   $175,757,700    AAA/Aaa      7.50%        WAC (3)       5/6-mo     6-Mo LIBOR   Group I Senior
                                                                      Hybrid
-----------------------------------------------------------------------------------------------------------------
II-A     II   $ 30,867,700    AAA/Aaa      7.50%        WAC (4)       3/6-mo     6-Mo LIBOR   Group II Senior
                                                                      Hybrid
-----------------------------------------------------------------------------------------------------------------
III-A   III   $214,884,100    AAA/Aaa      7.50%        WAC (5)       5/6-mo     6-Mo LIBOR   Group III Senior
                                                                      Hybrid
-----------------------------------------------------------------------------------------------------------------
III-X   III   Notional (6)    AAA/Aaa      7.50%       Fixed (6)      5/6-mo     6-Mo LIBOR   Group III Senior
                                                                      Hybrid                  Interest Only
-----------------------------------------------------------------------------------------------------------------
IV-A     IV   $ 58,244,600    AAA/Aaa      7.50%        WAC (7)       3/6-mo     6-Mo LIBOR   Group IV Senior
                                                                      Hybrid
-----------------------------------------------------------------------------------------------------------------
IV-X     IV   Notional (8)    AAA/Aaa      7.50%       Fixed (8)      3/6-mo     6-Mo LIBOR   Group IV Senior
                                                                      Hybrid                  Interest Only
-----------------------------------------------------------------------------------------------------------------
M-1     All   $  7,771,300    AAA/Aaa      5.90%        WAC (9)        Total     6-Mo LIBOR   Crossed Mezzanine
                                                                     Portfolio
-----------------------------------------------------------------------------------------------------------------
B-1     All   $  9,843,900    AA/Aa2       4.00%        WAC (9)        Total     6-Mo LIBOR   Crossed Subordinate
                                                                     Portfolio
-----------------------------------------------------------------------------------------------------------------
B-2     All   $  6,217,000     A/A2        2.80%        WAC (9)        Total     6-Mo LIBOR   Crossed Subordinate
                                                                     Portfolio
-----------------------------------------------------------------------------------------------------------------
B-3     All   $  5,699,200   BBB/Baa2      1.70%        WAC (9)        Total     6-Mo LIBOR   Crossed Subordinate
                                                                     Portfolio
-----------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class I-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 6.309%.

(4) The Class II-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 6.196%.

(5) The Class III-A Certificates will bear interest at a floating rate (the Certificate Interest Rate) based on One-Month LIBOR plus a stated spread subject to the lesser of (i) 11.00% and (ii) the Net Rate Cap (equal to the weighted average pass-through rate of the Group III mortgage loans);

(6) The Class III-X Certificates will bear interest at a variable rate equal to the greater of (i) zero and (ii) the weighted average pass-through rates of the Group III Mortgage Loans over the Class III-A Certificate Interest Rate (less any amounts payable to the Carryover Reserve Fund) based on a notional balance equal to aggregate of the Class III-A Certificate principal balance.

(7) The Class IV-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group IV Mortgage Loans minus 1.552%. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.500%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

(8) The Class IV-X Certificates will bear interest at a fixed rate (the Certificate Interest Rate) equal to 1.552% per annum based on a notional balance equal to the Class IV-A current principal balance.

(9) The Class M-1 and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Class of Senior Certificates. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 6.268%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/
Master Servicer:            Washington Mutual Mortgage Securities Corp.

Trustee:                    State Street Bank and Trust Company

Mortgage Loan Originator:   All of the Mortgage Loans were originated or
                            acquired by GreenPoint Mortgage Funding, Inc.

Cut-off Date:               July 1, 2002

Closing Date:               July 31, 2002

Rating Agencies:            Standard & Poor's and Moody's Investors Service

Legal Structure:            REMIC

Optional Call:              5% cleanup call

Distribution Date:          25th of each month or next business day, commencing
                            August 26, 2002

Remittance Type:            Scheduled/Scheduled

Form of Registration:       The investment grade Certificates will be issued in
                            book-entry form through DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible, except for the Class III-A and Class III-X Certificates. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:       The Master Servicer is obligated to advance
                            delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:      On each Distribution Date, the Master
                            Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:         The following Classes of "Other
                            Certificates" will be issued in the indicated approximate original principal amounts, which will provide credit support to the related
                            Offered Certificates, but are not offered hereby.

                            Certificate   Orig. Balance   PT Rate
                            -----------   -------------   -------
                            Class B-4     $4,921,900      WAC (see footnote 9)
                            Class B-5     $2,072,300      WAC (see footnote 9)
                            Class B-6     $1,813,506      WAC (see footnote 9)

Collateral Description:     As of July 1, 2002, the aggregate principal
                            balance of the Mortgage Loans described
                            herein is approximately $519 million. The
                            Mortgage Loans are conventional, adjustable rate Six-Month LIBOR indexed Mortgage Loans with initial rate adjustments occurring either three or five years after the date of origination ("Hybrid ARMs"). The Mortgage
                            Loans are secured by first liens on one- to four- family residential properties.

                            Each Mortgage Loan is fully amortizing over its original term (generally 30-years) other than approximately [44%] of the mortgage pool (by principal balance) that allow for payments of interest only for a term equal to the initial fixed period of the Mortgage Loan. After such interest only period, the principal balance of such Mortgage Loan will fully amortize over its remaining term.

                            Approximately [7%] of the Mortgage Loans incur a penalty for any prepayments during the first 36 months after origination in excess of 20% of the initial principal balance of the Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            Below are the approximate assumed general characteristics of the Mortgage Loans as of July 1, 2002:

--------------------------------------------------------------------------------------------------------------
         Loan                   % of     Gross     Net      WAM    Gross      Net      Rate     Max      Roll
 MLG     Type        UPB        Pool      WAC      WAC     (mos)   Margin    Margin    Caps     Rate     (mos)
--------------------------------------------------------------------------------------------------------------
  I     5/6-mo   $189,803,164    36.6%   6.724%   6.309%    357     2.752%    2.337%   5/1/5   11.724%     57
        LIBOR
--------------------------------------------------------------------------------------------------------------
 II     3/6-mo   $ 33,334,526     6.4%   6.611%   6.196%    357     2.751%    2.336%   5/1/6   12.611%     33
        LIBOR
--------------------------------------------------------------------------------------------------------------
III     5/6-mo   $232,056,267    44.8%   6.731%   6.316%    359     2.388%    1.973%   5/1/5   11.731%     59
        LIBOR
--------------------------------------------------------------------------------------------------------------
 IV     3/6-mo   $ 62,899,349    12.2%   6.415%   6.000%    360     2.352%    1.937%   5/1/6   12.414%     36
        LIBOR
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Total            $518,093,306   100.0%   6.683%   6.268%    358     2.541%    2.125%           11.868%     54
--------------------------------------------------------------------------------------------------------------

                            See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the July 1, 2002. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments. Consequently, the initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:     The Mortgage Loans were underwritten to the
                            guidelines of the Originator which have been approved by the Depositor.

Class III-A Carryover
Shortfall Amount:           If on any Distribution Date, the Certificate
                            Interest Rate of the Class III-A Certificates are subject to their Net Rate Cap, such Certificates becomes entitled to payment of an amount equal to the excess of the (i) interest accrued at their Certificate
                            Interest Rate (without giving effect to the Net Rate Cap) over (ii) the amount of interest received on such Certificates based on the Net Rate Cap, together with the unpaid portion of any excess from previous
                            Distribution Dates (and any interest thereon at the then applicable Certificate Interest
                            Rate without giving effect to the Net Rate
                            Cap). On any Distribution Date, the Carryover
                            Shortfall Amount will be paid to the Class
                            III-A Certificates, provided the Class III-A
                            Certificates have not been reduced to zero.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Credit Enhancement:         Credit Enhancement for the Certificates will be
                            provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A and Class III-A, Class
                            IV-A and class M-1 Certificates. In addition, the Class M-1 Certificates provide credit enhancement for the Class I-A, Class II-A, Class III-A and Class
                            IV-A Certificates.

Cash-Flow Description:      Distributions on the Certificates will be made on
                            the 25th day of each month (or next business day).
                            The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                            Available Funds:

                            1. Payment of interest to the holders of the Class I-A, II-A, III-A, Class III-X (net of Class III-A Carryover Shortfall Amount deposited into Carryover Reserve Fund), IV-A and IV-X Certificates at a rate equal to their respective Certificate Interest Rates (as described on the cover page hereof);

                            2. Payment of principal to the holders of the Class I-A, II-A, III-A and IV-A Certificates in an amount equal to their respective Group's Senior Principal Distribution Amount; and

                            3. Payment of interest and principal sequentially to the Mezzanine and then to the Subordinate Certificates in order of their numerical class designations, beginning with the Class M-1 and Class B-1, so each Mezzanine and Subordinate Class shall receive (a) interest at the weighted average of the Certificate Interest Rates of all Senior Certificates (weighted as described in Note 9 to the table on Page 2), and (b) principal in an amount equal to such class' pro rata share of the Subordinate Principal Distribution Amount.

                            The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                            The Subordinate Principal Distribution Amount for each Distribution Date will generally be comprised of the pro rata share for the Mezzanine and Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Shifting Interest:          The Senior Certificates will be entitled to receive
                            100% of the prepayments on the Mortgage Loans up to and including July 2009. The Senior Prepayment
                            Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate
                            Percentage (which includes the Mezzanine Percentage) over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans allocated to the Mezzanine and Subordinate Certificates do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, for each test date.

                            Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to July 2005 20% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date or b) after July 2005 30% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis.

                            If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR2 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Allocation of Losses:       Realized Losses on the Mortgage Loans will be
                            allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                            Certificates, until the Certificate Principal
                            Balance of each Subordinate Class has been reduced to zero. After the Class B Certificates have been reduced to zero, Realized Losses on the Mortgage
                            Loans will be allocated to the Class M-1
                            Certificates. Thereafter, Realized Losses on the
                            Group I Mortgage Loans will be allocated to the Class I-A Certificates, Realized Losses on the Group
                            II Mortgage Loans will be allocated to the Class
                            II-A Certificates, Realized Losses on the Group III
                            Mortgage Loans will be allocated to the Class III-A
                            Certificates, and Realized Losses on the Group IV
                            Mortgage Loans will be allocated to the Class IV-A
                            Certificates, on a pro rata basis.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$518,484,200 (Approximate)

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2

Washington Mutual Mortgage Securities, Inc.
Master Servicer

Washington Mutual Bank, FA
Servicer

Greenpoint Mortgage Funding, Inc.
Originator

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of July 1, 2002.

July 9, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                              $518,484,200 (approx.)
                  Washington Mutual Mortgage Securities , Inc.
               Mortgage Pass-Through Certificates, Series 2002-AR2
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

----------------------------------------------------------------------------------------------------------

                             Expected    Credit     Pass
              Certificate    Ratings    Enhance    Through   Collateral   Collateral       Certificate
Class   MLG     Size (1)     S&P/Mdy    %age (2)    Rate        Type        Index             Type
----------------------------------------------------------------------------------------------------------
  I-A     I   $178,961,700   AAA/Aaa      7.50%    WAC (3)     5/6-mo     6-Mo LIBOR      Group I Senior
                                                               Hybrid
----------------------------------------------------------------------------------------------------------
 II-A    II   $ 31,566,000   AAA/Aaa      7.50%    WAC (4)     3/6-mo     6-Mo LIBOR     Group II Senior
                                                               Hybrid
----------------------------------------------------------------------------------------------------------
III-A   III   $218,145,000   AAA/Aaa      7.50%    WAC (5)     5/6-mo     6-Mo LIBOR    Group III Senior
                                                               Hybrid
----------------------------------------------------------------------------------------------------------
 IV-A    IV   $ 59,219,300   AAA/Aaa      7.50%    WAC (6)     3/6-mo     6-Mo LIBOR     Group IV Senior
                                                               Hybrid
----------------------------------------------------------------------------------------------------------
  M-1   All   $  7,911,600   AAA/Aaa      6.00%    WAC (7)     Total      6-Mo LIBOR    Crossed Mezzanine
                                                             Portfolio
----------------------------------------------------------------------------------------------------------
  B-1   All   $ 10,549,100    AA/Aa2      4.00%    WAC (7)     Total      6-Mo LIBOR   Crossed Subordinate
                                                             Portfolio
----------------------------------------------------------------------------------------------------------
  B-2   All   $  6,329,500     A/A2       2.80%    WAC (7)     Total      6-Mo LIBOR   Crossed Subordinate
                                                             Portfolio
----------------------------------------------------------------------------------------------------------
  B-3   All   $  5,802,000   BBB/Baa2     1.70%    WAC (7)     Total      6-Mo LIBOR   Crossed Subordinate
                                                             Portfolio
----------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class I-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.301%].

(4) The Class II-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.201%].

(5) The Class III-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.305]%.

(6) The Class IV-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group IV Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.992%].

(7) The Class M-1 and Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.259%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:           Washington Mutual Mortgage Securities Corp.

Trustee:                    State Street Bank and Trust Company

Servicer:                   Washington Mutual Bank, FA

Mortgage Loan Originator:   GreenPoint Mortgage Funding, Inc.

Cut-off Date:               July 1, 2002

Closing Date:               July 31, 2002

Rating Agencies:            Standard & Poor's and Moody's Investors Service

Legal Structure:            REMIC

Optional Call:              10% cleanup call

Distribution Date:          25th of each month or next business day,
                            commencing August 26, 2002

Remittance Type:            Scheduled/Scheduled

Form of Registration:       The investment grade Certificates will be
                            issued in book-entry form through DTC

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:       The Servicer is obligated to advance delinquent
                            mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:      The Servicer is required to cover interest
                            shortfalls as a result of full and partial prepayments to the extent of their aggregate servicing compensation.

Other Certificates:         The following Classes of "Other Certificates" will
                            be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby.

                            Certificate   Orig. Balance   PT Rate
                            -----------   -------------   -------
                            Class B-4     $4,747,000      WAC (see footnote 7)
                            Class B-5     $2,109,800      WAC (see footnote 7)
                            Class B-6     $2,110,064      WAC (see footnote 7)

Collateral Description:     As of July 1, 2002, the aggregate principal balance
                            of the Mortgage Loans described herein is approximately $519 million. The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR indexed Mortgage Loans with initial rate adjustments occurring either three or five years after the date of origination ("Hybrid ARMs"). The Mortgage Loans are secured by first liens on one- to four- family residential properties.

                            Each mortgage loan is fully amortizing over their original term (generally 30-years) other than approximately 44% of the mortgage pool that allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loan's will fully amortize over it's remaining term.

                            Approximately 7% of the Mortgage Loans incur a penalty for any prepayments in excess of 20% during the first 36 months after origination. All penalties collected will be retained by the Servicer as additional servicing compensation.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            Below are the approximate assumed general characteristics of the Mortgage Loans as of July 1, 2002:

------------------------------------------------------------------------------------------------------------
        Loan                    % of     Gross     Net      WAM    Gross     Net     Rate     Max      Roll
 MLG    Type         UPB        Pool      WAC      WAC     (mos)   Margin   Margin   Caps     Rate     (mos)
------------------------------------------------------------------------------------------------------------
  I     5/6-mo   $193,472,172    36.7%   6.726%   6.311%    357    2.752%   2.337%   5/1/5   11.726%    57
        LIBOR
------------------------------------------------------------------------------------------------------------
 II     3/6-mo   $ 34,125,479     6.5%   6.626%   6.211%    357    2.751%   2.336%   5/1/6   12.626%    33
        LIBOR
------------------------------------------------------------------------------------------------------------
 III    5/6-mo   $235,832,494    44.7%   6.730%   6.315%    359    2.263%   1.848%   5/1/5   11.730%    59
        LIBOR
------------------------------------------------------------------------------------------------------------
 IV     3/6-mo   $ 64,020,920    12.1%   6.417%   6.002%    360    2.211%   1.796%   5/1/6   12.417%    36
        LIBOR
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Total            $527,451,065   100.0%   6.684%   6.269%    358    2.468%   2.053%           11.870%    54
------------------------------------------------------------------------------------------------------------

                            See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the July 1, 2002. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:     The Mortgage Loans were underwritten to the
                            guidelines of the Originator as more fully described in the prospectus supplement.

Credit Enhancement:         Credit Enhancement for the Certificates will be
                            provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A and Class III-A and
                            Class IV-A Certificates.

Cash-Flow Description:      Distributions on the Certificates will be made on
                            the 25th day of each month (or next business day).
                            The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            Available Funds:

                            1. Payment of interest to the holders of the Class I-A, II-A, III-A and IV-A Certificates in an amount equal to their respective Pass-Through Rates (as described on the cover page hereof);

                            2. Payment of principal to the holders of the Class I-A, II-A, III-A and IV-A Certificates in an amount equal to their respective Group's Senior Optimal Principal Amount; and

                            3. Payment of interest and principal sequentially to the to the Mezzanine and then to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1, so each Mezzanine and Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' Allocable Share of the Subordinate Optimal Principal Amount.

Shifting Interest:          The Senior Certificate will be entitled to receive
                            100% of the prepayments on the Mortgage Loans until August 2009. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%,
                            20% and 0% of the Subordinate Percentage (which includes the Mezzanine Percentage) over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Mezzanine and Subordinate Certificates does not exceed 50% and
                            (ii) cumulative realized losses for the Mortgage
                            Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                            Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to July 2005 20% or b) after July 2005 30%, then prepayments will be allocated on a pro rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Washington Mutual Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:       Realized Losses on the Mortgage Loans will be
                            allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                            Certificates, until the Certificate Principal
                            Balance of each Subordinate Class has been reduced to zero. After the Class B Certificates have been reduced to zero, Realized Losses on the Mortgage
                            Loans will be allocated to the Class M-1
                            Certificates. Thereafter, Realized Losses on the
                            Group I Mortgage Loans will be allocated to the Class I-A Certificates, Realized Losses on the Group
                            II Mortgage Loans will be allocated to the Class
                            II-A Certificates, Realized Losses on the Group III
                            Mortgage Loans will be allocated to the Class III-A
                            Certificates, and Realized Losses on the Group IV
                            Mortgage Loans will be allocated to the Class IV-A
                            Certificates, on a pro rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976         July 9, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc,             WAMMS                         July 29, 2002
bkustrup                                                            01:55 PM EDT
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                               WAMMS 2002-AR2
-----------------------------------------------------------------------------------------------------------
GROUP     Count      Balance       Percent   GWAC    NWAC    Min GWAC   Max GWAC   Avg Balance   Gr. Margin
-----------------------------------------------------------------------------------------------------------
GROUP 1     509   189,803,163.68     36.63   6.724   6.309     6.000     7.625      372,894.23      2.752
-----------------------------------------------------------------------------------------------------------
GROUP 2     101    33,334,526.40      6.43   6.611   6.196     6.000     7.375      330,044.82      2.751
-----------------------------------------------------------------------------------------------------------
GROUP 3     651   232,056,266.98     44.79   6.731   6.316     5.750     7.625      356,461.24      2.388
-----------------------------------------------------------------------------------------------------------
GROUP 4     173    62,899,349.12     12.14   6.415   6.000     5.625     7.125      363,580.05      2.352
-----------------------------------------------------------------------------------------------------------
TOTAL     1,434   518,093,306.18    100.00   6.683   6.268     5.625     7.625      361,292.40      2.541
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GROUP        Init Rate   Periodic Rate   Min Rate   Max Rate   Orig Term   Age   Rem Term    LTV     FICO    Mo.Roll
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
GROUP 1        5.000         1.000         2.752     11.724       360       3      357      74.72   713.41    56.55
--------------------------------------------------------------------------------------------------------------------
GROUP 2        5.000         1.000         2.751     12.611       360       3      357      76.85   714.10    32.99
--------------------------------------------------------------------------------------------------------------------
GROUP 3        5.000         1.000         2.388     11.731       360       1      359      77.17   713.61    59.43
--------------------------------------------------------------------------------------------------------------------
GROUP 4        5.000         1.000         2.352     12.414       360       0      360      77.91   720.05    35.68
--------------------------------------------------------------------------------------------------------------------
TOTAL          5.000         1.000         2.541     11.868       360       2      358      76.34   714.35    53.79
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                         Current Balance
----------------------------------------------------------------
CURRENT BALANCE       Group1   Group2   Group3   Group4    Total
----------------------------------------------------------------
- 100,000               0.28     0.91     0.47     0.64     0.45
----------------------------------------------------------------
100,001 - 150,000       1.34     2.36     3.30     3.08     2.50
----------------------------------------------------------------
150,001 - 200,000       4.97     6.44     5.71     6.55     5.59
----------------------------------------------------------------
200,001 - 250,000       6.37     7.96     7.33     5.87     6.84
----------------------------------------------------------------
250,001 - 300,000       7.69    11.31     9.35     7.56     8.65
----------------------------------------------------------------
300,001 - 350,000      14.00    11.46    10.82     7.27    11.59
----------------------------------------------------------------
350,001 - 400,000      14.05     9.92    10.78    11.55    12.02
----------------------------------------------------------------
400,001 - 450,000      11.96     8.94     8.58    13.70    10.46
----------------------------------------------------------------
450,001 - 500,000       7.63    14.24     8.19    10.53     8.66
----------------------------------------------------------------
500,001 - 550,000       3.61     9.35     4.77     8.35     5.08
----------------------------------------------------------------
550,001 - 600,000       6.98     8.47     7.51     0.89     6.58
----------------------------------------------------------------
600,001 - 650,000       6.65     3.89     5.16     4.99     5.60
----------------------------------------------------------------
650,001 - 700,000       1.80     0.00     1.18     3.25     1.58
----------------------------------------------------------------
700,001 - 750,000       1.91     2.21     2.23     1.16     1.98
----------------------------------------------------------------
750,001 - 800,000       0.41     0.00     1.32     1.21     0.89
----------------------------------------------------------------
800,001 - 850,000       1.33     0.00     2.15     1.28     1.61
----------------------------------------------------------------
850,001 - 900,000       0.91     2.56     3.00     2.80     2.18
----------------------------------------------------------------
900,001 - 950,000       1.47     0.00     1.21     0.00     1.08
----------------------------------------------------------------
950,001 - 1,000,000     3.64     0.00     4.69     9.33     4.57
----------------------------------------------------------------
1,000,001 +             3.00     0.00     2.24     0.00     2.10
----------------------------------------------------------------
TOTAL                 100.00   100.00   100.00   100.00   100.00
----------------------------------------------------------------

                          Loan to Value
----------------------------------------------------------
LOAN TO VALUE      1        2        3        4      Total
----------------------------------------------------------
0.01  - 30.00     0.92     0.00     0.06     0.14     0.38
----------------------------------------------------------
30.01 - 40.00     0.61     0.78     0.11     0.22     0.35
----------------------------------------------------------
40.01 - 50.00     0.78     2.00     1.37     0.00     1.03
----------------------------------------------------------
50.01 - 60.00     4.93     2.33     2.38     5.08     3.64
----------------------------------------------------------
60.01 - 65.00     6.51     1.59     3.01     1.17     3.98
----------------------------------------------------------
65.01 - 70.00    10.31     5.42     3.30     3.26     6.00
----------------------------------------------------------
70.01 - 75.00     9.10     9.24     8.69     4.10     8.32
----------------------------------------------------------
75.01 - 80.00    66.65    77.69    80.49    83.80    75.64
----------------------------------------------------------
80.01 - 85.00     0.00     0.00     0.37     0.59     0.24
----------------------------------------------------------
85.01 - 90.00     0.19     0.00     0.00     1.64     0.27
----------------------------------------------------------
90.01 - 95.00     0.00     0.95     0.22     0.00     0.16
----------------------------------------------------------
TOTAL           100.00   100.00   100.00   100.00   100.00
----------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc,             WAMMS                         July 29, 2002
bkustrup                                                            01:55 PM EDT
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                         Gross Rate
-----------------------------------------------------------------
CURRENT GROSS COUPON     1        2        3        4       Total
-----------------------------------------------------------------
5.500 - 5.749            0.00     0.00     0.00     0.36     0.04
-----------------------------------------------------------------
5.750 - 5.999            0.00     0.00     1.11     4.02     0.99
-----------------------------------------------------------------
6.000 - 6.249            0.96     8.06     1.74    17.35     3.75
-----------------------------------------------------------------
6.250 - 6.499           12.48    18.86     9.01    25.96    12.97
-----------------------------------------------------------------
6.500 - 6.749           33.69    35.09    30.31    37.24    32.70
-----------------------------------------------------------------
6.750 - 6.999           33.27    24.68    38.15    13.84    32.54
-----------------------------------------------------------------
7.000 - 7.249           13.92    10.81    14.34     1.23    12.37
-----------------------------------------------------------------
7.250 - 7.499            4.72     2.49     4.43     0.00     3.87
-----------------------------------------------------------------
7.500 - 7.749            0.97     0.00     0.90     0.00     0.76
-----------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------

-----------------------------------------------------------------
                         Credit Score
-----------------------------------------------------------------
FICO SCORE               1        2        3        4       Total
-----------------------------------------------------------------
  - 600                  0.00     0.00     0.09     0.00     0.04
-----------------------------------------------------------------
621 - 640                0.16     0.00     0.97     0.71     0.58
-----------------------------------------------------------------
641 - 660                3.34     4.75     5.35     1.31     4.08
-----------------------------------------------------------------
661 - 680               18.47    14.00    16.58    16.77    17.13
-----------------------------------------------------------------
681 - 700               21.63    18.91    21.10    18.71    20.86
-----------------------------------------------------------------
701 - 720               17.23    20.31    12.85    13.90    15.06
-----------------------------------------------------------------
721 - 740               11.80    17.45    17.42    15.73    15.16
-----------------------------------------------------------------
741 - 760               15.38    13.94    10.35    12.53    12.69
-----------------------------------------------------------------
761 - 780                8.55     8.77     9.02    16.39     9.73
-----------------------------------------------------------------
781 - 800                2.86     1.87     6.11     3.39     4.32
-----------------------------------------------------------------
801 +                    0.59     0.00     0.15     0.57     0.35
-----------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------

-----------------------------------------------------------------
                       Original Term
-----------------------------------------------------------------
STATED ORIGINAL TERM     1        2        3        4       Total
-----------------------------------------------------------------
360 - 360              100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------

-----------------------------------------------------------------
                       Gross Margin
-----------------------------------------------------------------
GROSS COUPON MARGIN      1        2        3        4       Total
-----------------------------------------------------------------
2.250 - 2.499            0.00     0.00    72.37    79.53    42.07
-----------------------------------------------------------------
2.750 - 2.999           99.66   100.00    27.63    20.47    57.81
-----------------------------------------------------------------
3.000 - 3.249            0.18     0.00     0.00     0.00     0.07
-----------------------------------------------------------------
3.250 - 3.499            0.16     0.00     0.00     0.00     0.06
-----------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------

-----------------------------------------------------------------
                       Maximum Rate
-----------------------------------------------------------------
ARM MAX RATE              1        2        3        4      Total
-----------------------------------------------------------------
10.500 - 10.999          0.00     0.00     1.11     0.00     0.50
-----------------------------------------------------------------
11.000 - 11.499         13.44     0.00    10.75     0.00     9.74
-----------------------------------------------------------------
11.500 - 11.999         66.95     0.00    68.47     4.39    55.73
-----------------------------------------------------------------
12.000 - 12.499         18.64    26.92    18.77    43.90    22.30
-----------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc,             WAMMS                         July 29, 2002
bkustrup                                                            01:55 PM EDT
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

------------------------------------------------------------
                        Maximum Rate
------------------------------------------------------------
ARM MAX RATE         1        2        3        4      Total
------------------------------------------------------------
12.500 - 12.999     0.97    59.78     0.90    50.48    10.73
------------------------------------------------------------
13.000 - 13.499     0.00    13.30     0.00     1.23     1.00
------------------------------------------------------------
TOTAL             100.00   100.00   100.00   100.00   100.00
------------------------------------------------------------

--------------------------------------------------
                      State
--------------------------------------------------
STATE      1        2        3        4      Total
--------------------------------------------------
AZ        1.87     3.86     3.46     2.73     2.82
--------------------------------------------------
CA       76.71    65.78    75.32    71.51    74.75
--------------------------------------------------
CO        2.81     2.65     2.27     3.72     2.67
--------------------------------------------------
CT        0.76     0.00     0.32     1.10     0.55
--------------------------------------------------
DC        0.21     0.00     0.00     0.00     0.08
--------------------------------------------------
FL        0.39     1.89     1.28     1.06     0.97
--------------------------------------------------
GA        2.59     0.63     3.57     2.08     2.84
--------------------------------------------------
ID        0.00     0.00     0.06     0.00     0.03
--------------------------------------------------
IL        0.60     3.35     0.07     1.19     0.61
--------------------------------------------------
KY        0.00     0.00     0.11     0.00     0.05
--------------------------------------------------
MA        0.00     0.00     0.93     1.85     0.64
--------------------------------------------------
MD        0.29     0.00     0.26     0.70     0.31
--------------------------------------------------
MI        0.06     0.00     0.06     0.60     0.13
--------------------------------------------------
MT        0.12     0.00     0.49     0.00     0.26
--------------------------------------------------
NC        1.17     1.27     0.63     0.49     0.85
--------------------------------------------------
NH        0.35     0.84     0.00     0.00     0.18
--------------------------------------------------
NJ        0.66     0.76     0.14     0.25     0.39
--------------------------------------------------
NM        0.26     1.59     0.07     0.00     0.23
--------------------------------------------------
NV        1.06     1.38     0.56     1.77     0.94
--------------------------------------------------
NY        0.39     1.27     0.85     0.48     0.67
--------------------------------------------------
OH        0.00     0.68     0.10     0.30     0.13
--------------------------------------------------
OR        1.57     1.55     2.10     1.11     1.75
--------------------------------------------------
PA        0.32     1.52     0.17     0.63     0.37
--------------------------------------------------
RI        0.42     0.00     0.00     0.00     0.15
--------------------------------------------------
SC        0.00     0.39     0.08     0.00     0.06
--------------------------------------------------
TN        0.00     1.16     0.00     0.00     0.07
--------------------------------------------------
TX        0.07     1.51     0.56     0.68     0.46
--------------------------------------------------
UT        0.15     1.12     0.71     1.25     0.60
--------------------------------------------------
VA        0.53     1.04     0.54     2.21     0.77
--------------------------------------------------
WA        6.62     5.75     5.27     4.27     5.67
--------------------------------------------------
TOTAL   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------

----------------------------------------------------------
                         Net Rate
----------------------------------------------------------
CURRENT NET COUPON     1       2       3       4     Total
----------------------------------------------------------
5.000 - 5.249         0.00    0.00    0.00    0.36    0.04
----------------------------------------------------------
5.250 - 5.499         0.00    0.00    1.11    4.02    0.99
----------------------------------------------------------
5.500 - 5.749         0.96    8.06    1.74   17.35    3.75
----------------------------------------------------------
5.750 - 5.999        12.48   18.86    9.01   25.96   12.97
----------------------------------------------------------
6.000 - 6.249        33.69   35.09   30.31   37.24   32.70
----------------------------------------------------------
6.250 - 6.499        33.27   24.68   38.15   13.84   32.54
----------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc,             WAMMS                         July 29, 2002
bkustrup                                                            01:55 PM EDT
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

---------------------------------------------------------------
                        Net Rate
---------------------------------------------------------------
CURRENT NET COUPON     1         2       3        4       Total
---------------------------------------------------------------
6.500 - 6.749         13.92    10.81    14.34     1.23    12.37
---------------------------------------------------------------
6.750 - 6.999          4.72     2.49     4.43     0.00     3.87
---------------------------------------------------------------
7.000 - 7.249          0.97     0.00     0.90     0.00     0.76
---------------------------------------------------------------
TOTAL                100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------

-----------------------------------------------------------
                    Remaining Term
-----------------------------------------------------------
REMAINING TERM     1        2        3        4       Total
-----------------------------------------------------------
241 - 359        100.00   100.00    38.76    32.34    64.36
-----------------------------------------------------------
360 - 360          0.00     0.00    61.24    67.66    35.64
-----------------------------------------------------------
TOTAL            100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------

----------------------------------------------------------------
                           Purpose
----------------------------------------------------------------
LOAN PURP                1       2        3        4      Total
----------------------------------------------------------------
Cash Out Refinance     30.45    22.90    16.44    17.12    22.07
----------------------------------------------------------------
Construction            0.24     0.00     0.00     0.00     0.09
----------------------------------------------------------------
Purchase               41.15    53.81    60.74    63.09    53.40
----------------------------------------------------------------
Rate/Term Refinance    28.17    23.30    22.82    19.78    24.44
----------------------------------------------------------------
TOTAL                 100.00   100.00   100.00   100.00   100.00
----------------------------------------------------------------

-----------------------------------------------------------
                          Occupancy
-----------------------------------------------------------
OCCTYPE            1        2        3        4       Total
-----------------------------------------------------------
Investor           0.83     2.94     0.29     1.32     0.78
-----------------------------------------------------------
Owner Occupied    98.65    97.06    99.49    96.73    98.69
-----------------------------------------------------------
Second Home        0.53     0.00     0.21     1.95     0.53
-----------------------------------------------------------
TOTAL            100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------

---------------------------------------------------------
                     Property Type
---------------------------------------------------------
PROPTYPE         1        2        3        4       Total
---------------------------------------------------------
2-4 Family       0.52     0.00     0.83     2.23     0.83
---------------------------------------------------------
Condo            7.90     7.34     8.41     4.46     7.68
---------------------------------------------------------
Manufactured     0.09     0.00     0.11     0.18     0.11
---------------------------------------------------------
PUD             25.64    22.66    22.00    29.26    24.26
---------------------------------------------------------
Single          65.85    69.99    68.64    63.87    67.12
---------------------------------------------------------
TOTAL          100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------

----------------------------------------------------
                     Months to Roll
----------------------------------------------------
MO ROLL     1        2        3        4       Total
----------------------------------------------------
31 - 36    0.00    100.00     0.00   100.00    18.57
----------------------------------------------------
43 - 48    0.00      0.00     0.27     0.00     0.12
----------------------------------------------------
49 - 54    0.15      0.00     2.08     0.00     0.99
----------------------------------------------------
55 - 60   99.85      0.00    97.64     0.00    80.32
----------------------------------------------------
TOTAL     100.00   100.00   100.00   100.00   100.00
----------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc,             WAMMS                         July 29, 2002
bkustrup                                                            01:55 PM EDT
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

------------------------------------------------------------------
                      Documentation
------------------------------------------------------------------
DOCTYPE                   1        2        3        4       Total
------------------------------------------------------------------
Full Documentation       27.37    14.37    16.10    11.33    19.54
------------------------------------------------------------------
Limited Documentation    72.24    85.63    83.52    88.44    80.12
------------------------------------------------------------------
N                         0.38     0.00     0.39     0.23     0.34
------------------------------------------------------------------
TOTAL                   100.00   100.00   100.00   100.00   100.00
------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.